Income Taxes	12 Months Ended
Aug. 27, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income tax expense consisted of the following:

	Year Ended
(In thousands)	August 27, 2016	August 29, 2015	August 30, 2014
Current
Federal	$14,293	$15,406	$17,923
State	1,685	1,124	(170)
Total	15,978	16,530	17,753
Deferred
Federal	4,280	1,486	1,415
State	444	308	456
Total	4,724	1,794	1,871
Income Tax Expense	$20,702	$18,324	$19,624

The following table provides a reconciliation of the US statutory income tax rate to our effective income tax rate:

	Year Ended
(A percentage)	August 27, 2016	August 29, 2015	August 30, 2014
US federal statutory rate	35.0%	35.0%	35.0%
State taxes, net of federal benefit	2.5%	2.4%	2.3%
Tax-free and dividend income	(1.3)%	(1.3)%	(1.5)%
Income tax credits	(1.1)%	(0.3)%	(0.4)%
Domestic production activities deduction	(2.5)%	(3.7)%	(2.8)%
Other permanent items	(1.3)%	(0.8)%	(0.9)%
Valuation allowance	—%	—%	(0.4)%
Uncertain tax positions settlements and adjustments	—%	(0.5)%	(1.0)%
Effective tax provision rate	31.3%	30.8%	30.3%

The tax effects of temporary differences that give rise to deferred income taxes were as follows:

(In thousands)	August 27, 2016	August 29, 2015
Deferred income tax asset (liability)
Deferred compensation	$9,609	$10,757
Warranty reserves	4,729	4,288
Postretirement health care benefits	2,262	12,792
Self-insurance reserve	2,214	2,378
Accrued vacation	2,006	1,938
Stock based compensation	1,030	1,239
Unrecognized tax benefit	698	726
Other (1)	1,785	1,592
Total deferred tax assets	24,333	35,710
Inventory	(1,930)	(2,383)
Depreciation	(3,650)	(1,338)
Total deferred tax liabilities	(5,580)	(3,721)
Total deferred income tax assets, net of deferred tax liabilities	$18,753	$31,989

(1)
At August 27, 2016, Other includes $95,000 related to state NOLs that will begin to expire in Fiscal 2021. We have evaluated all the positive and negative evidence and consider it more likely than not that these carryforwards can be realized.

Unrecognized Tax Benefits
Changes in the unrecognized tax benefits are as follows:

(In thousands)	August 27, 2016	August 29, 2015	August 30, 2014
Unrecognized tax benefits - beginning balance	$1,589	$1,709	$2,134
Gross decreases - tax positions in a prior period	(355)	(568)	(816)
Gross increases - current period tax positions	476	448	391
Unrecognized tax benefits - ending balance	1,710	1,589	1,709
Accrued interest and penalties	751	922	1,315
Total unrecognized tax benefits	$2,461	$2,511	$3,024

The amount of unrecognized tax benefits is not expected to change materially within the next 12 months.
If the remaining uncertain tax positions are ultimately resolved favorably, $1.8 million of unrecognized tax benefits would have a positive impact on our effective tax rate. It is our policy to recognize interest and penalties accrued relative to unrecognized tax benefits into tax expense.
We file tax returns in the US federal jurisdiction, as well as state jurisdictions and in Canada. Although certain years are no longer subject to examinations by the IRS and various state taxing authorities, NOL carryforwards generated in those years may be adjusted upon examination by the IRS or state taxing authorities if they have been or will be used in a future period. As of August 27, 2016, our federal returns from Fiscal 2013 to present are subject to review by the IRS. As of August 27, 2016, our Fiscal 2014 Federal return is being reviewed. We anticipate this audit to be concluded with no material adjustments. With limited exception, state returns from Fiscal 2013 to present continue to be subject to review by state taxing jurisdictions. A number of years may lapse before an uncertain tax position is audited and finally resolved and it is difficult to predict the outcome of such audits. During the year, we finalized a state audit with a nominal impact.